                             MARTIN CURRIE BUSINESS TRUST
                                  GLOBAL GROWTH FUND








                                    ANNUAL REPORT

                                    APRIL 30, 1998

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                                     PROFILE AT APRIL 30, 1998


OBJECTIVE           Long-term capital appreciation through active management of a diversified portfolio of global equities.

LAUNCH DATE         June 15, 1994

FUND SIZE           $67.5m

PERFORMANCE         Total return from May 1, 1997 through April 30, 1998

                    -    MCBT - Global Growth Fund (excluding
                         all transaction fees)                           +22.9%
                    -    MCBT - Global Growth Fund (including
                         all transaction fees)                           +21.0%
                    -    The Morgan Stanley Capital International
                         World Index                                     +29.5%

                    Annualized total return from June 15, 1994 through April 30, 1998

                    -    MCBT - Global Growth Fund (excluding
                         all transaction fees)                           +13.6%
                    -    MCBT - Global Growth Fund (including
                         all transaction fees)                           +13.2%

                    The graph below represents the annualized total return of the portfolio including all transaction fees versus the Morgan Stanley Capital International World Index from July 1, 1994 through April 30, 1998

                    -    MCBT - Global Growth Fund (excluding
                         all transaction fees)                           +14.2%
                    -    MCBT - Global Growth Fund (including
                         all transaction fees)                           +13.8%
                    -    The Morgan Stanley Capital International
                         World Index                                     +18.0%


FUND IG01
                          7/1/94 (a)   4/30/95   4/30/96  4/30/97   4/30/98
MCBT Global Growth Fund    $10,000     $10,120   $12,265  $13,357   $16,412
MSCI World Index           $10,000     $11,027   $13,192  $14,582   $18,880


(a) Performance for the benchmark is not available from June 15, 1994 (commencement of investment operations). For that reason, performance is shown from July 1, 1994.



Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price which reflects a transaction fee of 75 basis points on purchase and 75 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance.

                                                        MCBT GLOBAL GROWTH FUND

-------------------------------------------------------------------------------
                                                      PROFILE AT APRIL 30, 1998


PORTFOLIO                Led by the US, most western markets rose strongly over
COMMENTS                 the year - despite the fallout from Asia.  We have had
                         an underweighted position in US equities throughout the period and, combined with a difficult recent six months of US stock selection, the fund has underperformed the MSCI World Index, which was up 29.5%.

                         In the US, the benign environment for equities remains intact. While corporate earnings have weakened, a positive outlook for bonds has continued to support the equity market. Mutual fund cashflows have remained buoyant, fuelling a market where corporate activity has increased. Our portfolio suffered over the final quarter of 1997 and early January as the energy and commodity related sectors underperformed in the wake of the Asian turmoil. We also held Medpartners which collapsed in January in the face of a profits warning. We remain underweighted because we believe that valuations elsewhere offer better potential returns.

                         Compounded by a weak currency, JAPAN has fallen further. We have reduced our weighting further. Our portfolio continues to concentrate on the export orientated manufacturing sector. This approach has generally been a positive, apart from the first two months of this year, when domestic stocks rallied on expectations of economic recovery. We have increased the convertible content of the portfolio and have hedged 50% of yen assets in expectation of further currency weakness.

                         We have continued to add to our positions in CONTINENTAL EUROPE. Restructuring and the enhancement of shareholder value have been persistent themes. Additions to the financial sector reflect this. We have been overweighted to the UK, where a strengthening currency and a stable economic background have helped stocks. A general theme of converging bond yields and increasing domestic equity ownership has fuelled the strong rises in broader European markets.

                         In ASIA, we have reduced substantially our position and now concentrate on CHINA, INDIA, AUSTRALIA and TAIWAN. While some of the hard hit ASEAN markets rallied in January and February, recent market and currency weakness support our defensive approach to the region. We have no holdings in Indonesia.

                         OUTLOOK

                         Looking ahead, the impact of the Asian crisis is likely to leave markets volatile. However, slowing growth in the Pacific region may well help restrain the US economy and reduce pressure on higher interest rates in the maturer markets of the UK and Europe. Broader Europe, or "Euroland" as it has been named, will continue to benefit from corporate restructuring and lower bond yields. The increasing move to equity ownership by domestic investors is being fuelled by the search for higher returns and changing pensions legislation. The UK market continues to benefit from good liquidity and robust earnings growth. We remain cautious on the Pacific region. Defensive stock selection in Japan - and asset allocation in Asia - is appropriate in an environment of falling growth forecasts, currency volatility and financial and social instability. Smaller markets will remain out of favour, as capital flows seek safety in maturer markets and strong currencies.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                                     PROFILE AT APRIL 30, 1998

INVESTMENT               James Fairweather is Chief Investment Officer. All
MANAGER PROFILE          funds are managed on a team basis with a named
                         director heading each team.


                         James spent three years with Montague Loebl Stanley & Co. as an institutional sales and economic assistant. Moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in our Far East, North American and Continental European investment teams. Appointed director in 1987, he became head of our Continental Europe team in 1992. A member of the asset allocation committee, James was appointed Deputy Chief Investment Officer in 1994 with overall responsibility for our investments in emerging markets. He was promoted to Chief Investment Officer in 1997.

                         The Global Asset Allocation Committee sets limits for regional allocation. The managers of the funds are responsible for the selection of countries within those regions, sectors, and stocks.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                                     PROFILE AT APRIL 30, 1998


ASSET ALLOCATION
(% of net assets)

                         GLOBAL GROWTH                   IG01
                         --------------                  ----
                         Europe                           45%
                         Japan                            10%
                         Latin America                     2%
                         Middle East                       1%
                         North America                    36%
                         Pacific Basin                     3%
                         Other Areas                       1%
                         Other Net Assets                  2%
                                                         ----
                         TOTAL:                          100%

LARGEST HOLDINGS
BY REGION/COUNTRY                                               % OF NET ASSETS

                         NORTH AMERICA

                         Commonwealth Energy Systems   (United States)     1.7
                         Marsh & McLennan              (United States)     1.6
                         Walt Disney                   (United States)     1.6

                         EUROPE

                         Cie Generale des Eaux         (France)            1.6
                         Credit Suisse Group           (Switzerland)       1.6
                         AXA                           (France)            1.5

                         JAPAN

                         Sony                                              0.9
                         Rohm                                              0.8

                         LATIN AMERICA

                         Petrobras, ADR                (Brazil)            0.3

                         PACIFIC BASIN

                         Lend Lease Corporation        (Australia)         0.4

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                                       SCHEDULE OF INVESTMENTS
                                                                APRIL 30, 1998


                                                       SHARES         VALUE
                                                       -------        ------
COMMON AND PREFERRED STOCKS, WARRANTS AND
 EXCHANGEABLE NOTES - 98.1%
EUROPE - 45.4%
 AUSTRIA - 0.4%
   VA TECHNOLOGIE                                      2,100        $ 301,865
                                                                    ---------
   TOTAL AUSTRIA - (COST $290,145)                                    301,865
                                                                    ---------
 BELGIUM - 1.0%
   GENERALE DE BANQUE                                  1,200          693,281
                                                                    ---------
   TOTAL BELGIUM - (COST $475,594)                                    693,281
                                                                    ---------
 DENMARK - 0.5%
   UNIDANMARK                                          4,200          352,908
                                                                    ---------
   TOTAL DENMARK - (COST $317,764)                                    352,908
                                                                    ---------
 FINLAND - 1.1%
   NOKIA AB OY *                                      11,000          739,177
                                                                    ---------
   TOTAL FINLAND - (COST $579,369)                                    739,177
                                                                    ---------
 FRANCE - 7.9%
   AIR LIQUIDE                                         3,340          616,769
   AXA                                                 8,509          999,394
   CIE GENERALE DES EAUX                               5,717        1,063,318
   ELF AQUITAINE                                       6,100          800,682
   PROMODES                                            1,200          578,340
   RHONE-POULENC, CL A                                12,700          621,373
   SOCIETE GENERALE                                    3,000          624,854
                                                                    ---------
   TOTAL FRANCE - (COST $3,963,444)                                 5,304,730
                                                                    ---------
 GERMANY - 7.3%
   ALLIANZ AG (REGISTERED)                             3,000          922,794
   ALLIANZ AG                                             73           22,251
   BAYERISCHE MOTOREN WERKE                              410          452,370
   BAYERISCHE VEREINSBANK                              8,400          638,935
   DEUTSCHE BANK                                       8,500          654,119
   MANNESMANN                                          1,060          841,125
   PREUSSAG AG                                         1,700          604,385
   VEBA                                               11,856          783,551
                                                                    ---------
   TOTAL GERMANY - (COST $3,608,223)                                4,919,530
                                                                    ---------
 GREECE - 0.4%
   ALPHA CREDIT BANK, GDR                              2,400          253,107
                                                                    ---------
   TOTAL GREECE - (COST $142,091)                                     253,107
                                                                    ---------


See notes to financial statements.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                                       SCHEDULE OF INVESTMENTS
                                                                APRIL 30, 1998

                                                     SHARES          VALUE
                                                     ------          -----
EUROPE - CONTINUED
 ITALY - 3.8%
   ENI                                                87,619        $  588,380
   IMI BANK                                           43,500           712,169
   ISTITUTO NAZIONALE DELLE ASSICURAZIONI            215,000           642,688
   TELECOM ITALIA MOBILE *                           110,000           627,205
                                                                     ---------
   TOTAL ITALY - (COST $2,029,616)                                   2,570,442
                                                                     ---------
  NETHERLANDS - 1.5%
   ELSEVIER                                           41,000           619,029
   GUCCI GROUP N.V.                                    8,000           372,500
                                                                     ---------
   TOTAL NETHERLANDS - (COST $1,189,525)                               991,529
                                                                     ---------
  SPAIN - 1.9%
   BANCO CENTRAL HISPANOAMERICANO                     16,000           532,633
   BANCO DE SANTANDER                                 14,000           739,987
                                                                     ---------
   TOTAL SPAIN - (COST $698,375)                                     1,272,620
                                                                     ---------
  SWEDEN - 2.4%
   ASTRA AB                                           27,500           564,777
   INCENTIVE AB                                        6,300           610,307
   NORDBANKEN HOLDING AB                              58,700           432,175
                                                                     ---------
   TOTAL SWEDEN - (COST $1,467,721)                                  1,607,259
                                                                     ---------
  SWITZERLAND - 3.0%
   CREDIT SUISSE GROUP                                 4,820         1,060,046
   NOVARTIS                                              585           966,878
                                                                     ---------
   TOTAL SWITZERLAND - (COST $1,294,551)                             2,026,924
                                                                     ---------
  UNITED KINGDOM - 14.2%
   CABLE & WIRELESS                                   55,000           630,189
   GENERAL ELECTRIC                                   55,000           455,392
   GKN                                                17,000           491,372
   GLAXO WELLCOME                                     22,000           621,910
   LADBROKE                                           94,000           516,906
   LAND SECURITIES                                    18,000           321,560
   LASMO                                              89,017           391,231
   LLOYDS TSB                                         40,000           599,161
   MARKS & SPENCER                                    49,000           465,955
   MCKECHNIE                                          22,000           183,261
   NATIONAL WESTMINSTER BANCORP                       27,000           540,600
   NFC                                                92,000           276,230
   RECKITT & COLMAN                                   29,250           589,564
   ROYAL BANK OF SCOTLAND GROUP                       41,000           633,000
   SAFEWAY                                            53,496           319,006
   SCOTTISH POWER                                     61,000           560,936
   SHELL TRANSPORT & TRADING                          78,000           580,594
   SMITHS INDUSTRIES                                  27,314           393,146
   UNILEVER                                           57,000           607,340
   WASSALL                                            35,357           184,522


See notes to financial statements.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                                       SCHEDULE OF INVESTMENTS
                                                                APRIL 30, 1998


                                                  SHARES/PAR             VALUE
                                                  ----------             -----
EUROPE - CONTINUED
 UNITED KINGDOM - CONTINUED
   ZENECA GROUP                                          5,000        $  215,444
                                                                      ----------
   TOTAL UNITED KINGDOM - (COST $5,912,413)                            9,577,319
                                                                      ----------
   TOTAL EUROPE - (COST  $21,968,831)                                  30,610,691
                                                                      ----------
JAPAN - 9.9%
   ASAHI CHEMICAL                                       35,000           122,714
   CANON                                                16,000           378,419
   FUJI PHOTO FILM                                       7,000           249,131
   HITACHI                                              35,000           250,982
   HONDA MOTOR                                          12,000           435,243
   ITO - YOKADO                                          8,000           414,085
   KAO CORPORATION                                      17,000           249,849
   MABUCHI MOTOR                                         3,000           173,644
   MARUI                                                14,000           221,097
   MBL INT'L. FINANCE (BERMUDA), 3.000%,
     EXCHANGEABLE NOTE, 11/30/2002 (b)            $    307,000           315,258
   MITSUI FUDOSAN                                       16,000           146,048
   NITTO DENKO, 2.200%,
     EXCHANGEABLE NOTE, 03/31/1999                Y 21,000,000           171,535
   PROMISE                                               3,000           152,335
   RISO KAGAKU *                                         2,000           104,428
   ROHM                                                  5,000           564,455
   SANWA INTERNATIONAL FINANCE, PREFERRED *         30,000,000           220,750
   SECOM COMPANY LIMITED                                 5,000           294,695
   SHIMACHU                                              6,000           108,131
   SHIN - ETSU CHEMICAL                                 14,850           289,504
   SONY                                                  7,200           599,003
   SUMITOMO ELECTRIC                                     5,000            59,581
   TAISHO PHARMACEUTICAL                                10,000           211,576
   TOPPAN PRINTING                                      31,000           368,468
   TOYOTA MOTOR CORPORATION                              8,000           208,554
   YAMANOUCHI PHARMACEUTICAL                            15,000           354,768
                                                                      ----------
   TOTAL JAPAN - (COST  $6,696,650)                                    6,664,253
                                                                      ----------
LATIN AMERICA - 2.1%
 ARGENTINA - 0.2%
   YPF SOCIEDAD ANONIMA, ADR                             3,800           132,525
                                                                      ----------
   TOTAL ARGENTINA - (COST $122,803)                                     132,525
                                                                      ----------
 BRAZIL - 0.9%
   ELETROBRAS, ADR                                       9,400           196,225
   PETROBRAS, ADR                                        9,300           235,987
   TELEBRAS, ADR                                         1,100           133,994
                                                                      ----------
   TOTAL BRAZIL - (COST $426,242)                                        566,206
                                                                      ----------


See notes to financial statements.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                                       SCHEDULE OF INVESTMENTS
                                                                APRIL 30, 1998

                                                      SHARES             VALUE
                                                      ------            ------
LATIN AMERICA - Continued
 CHILE - 0.1%
   COMPANIA DE TELEFONOS DE CHILE, ADR                 3,000         $  75,188
                                                                     ---------
   TOTAL CHILE - (COST $86,759)                                         75,188
                                                                     ---------
 MEXICO - 0.9%
   CIFRA SA DE CV                                     70,000           119,033
   CIFRA SA DE CV, CL B                                    1                 2
   GRUPO CARSO                                        19,000           119,646
   GRUPO FINANCIERO BANAMEX, CL B *                   58,000           181,250
   TELEFONOS DE MEXICO, ADR                            3,400           192,525
                                                                     ---------
   TOTAL MEXICO - (COST $511,777)                                      612,456
                                                                     ---------
TOTAL LATIN AMERICA - (COST  $1,147,581)                             1,386,375
                                                                     ---------
MIDDLE EAST - 0.9%
 ISRAEL - 0.9%
   ECI TELECOMMUNICATIONS                             11,000           335,500
   TEVA PHARMACEUTICAL INDUSTRIES LIMITED, ADR         6,500           277,875
                                                                     ---------
   TOTAL ISRAEL - (COST $617,251)                                      613,375
                                                                     ---------
TOTAL MIDDLE EAST - (COST  $617,251)                                   613,375
                                                                     ---------
OTHER AREAS - 1.0%
 INDIA - 1.0%
   HIMALAYAN FUND                                     29,031           333,856
   MAHANAGAR TELEPHONE NIGAM, GDR *                   10,000           160,500
   VIDESH SANCHAR NIGAM LIMITED, GDR (a)              16,000           198,080
                                                                     ---------
   TOTAL INDIA - (COST $884,443)                                       692,436
                                                                     ---------
TOTAL OTHER AREAS - (COST  $884,443)                                   692,436
                                                                     ---------
PACIFIC BASIN - 3.2%
 AUSTRALIA - 1.2%
   LEND LEASE CORPORATION                             12,600           289,286
   MAYNE NICKLESS LIMITED                             52,000           280,900
   WOODSIDE PETROLEUM LIMITED                         41,000           268,225
                                                                     ---------
   TOTAL AUSTRALIA - (COST $812,065)                                   838,411
                                                                     ---------
 HONG KONG - 0.7%
   CITIC PACIFIC                                      29,000            89,104
   CLP HOLDINGS LIMITED                               28,000           134,469
   HUTCHISON WHAMPOA                                  22,000           136,045
   NEW WORLD DEVELOPMENT LIMITED                      44,000           125,252
                                                                     ---------
   TOTAL HONG KONG - (COST $548,449)                                   484,870
                                                                     ---------


See notes to financial statements.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                                       SCHEDULE OF INVESTMENTS
                                                                APRIL 30, 1998



                                                      SHARES        VALUE
                                                      ------        -----
PACIFIC BASIN - Continued
 NEW ZEALAND - 0.4%
   TELECOM CORPORATION OF NEW ZEALAND
              (INSTALLMENT RECEIPTS) *                24,600         $  66,003
   TELECOM CORPORATION OF NEW ZEALAND *               37,000           175,733
                                                                     ---------
   TOTAL NEW ZEALAND - (COST $248,471)                                 241,736
                                                                     ---------

 PHILIPPINES - 0.0%
   BELLE CORPORATION *                               150,000             6,575
   BELLE CORPORATION, WARRANTS 10/06/2000 *          260,000               810
                                                                     ---------
   TOTAL PHILIPPINES - (COST $43,292)                                    7,385
                                                                     ---------
 SINGAPORE - 0.2%
   DEVELOPMENT BANK OF SINGAPORE *                    17,000           112,796
   DEVELOPMENT BANK OF SINGAPORE, CL A *               5,100            24,654
                                                                     ---------
   TOTAL SINGAPORE - (COST $183,036)                                   137,450
                                                                     ---------
 TAIWAN - 0.5%
   TAIWAN AMERICAN FUND (c) *                         20,000           343,000
                                                                     ---------
   TOTAL TAIWAN - (COST $316,800)                                      343,000
                                                                     ---------
 THAILAND - 0.2%
   THAI FARMERS BANK                                  52,000           119,069
                                                                     ---------
   TOTAL THAILAND - (COST $119,580)                                    119,069
                                                                     ---------
TOTAL PACIFIC BASIN - (COST  $2,271,693)                             2,171,921
                                                                     ---------
NORTH AMERICA - 35.6%
 CANADA - 1.3%
   MACMILLAN BLOEDEL LIMITED                          63,072           897,595
                                                                     ---------
   TOTAL CANADA - (COST $836,039)                                      897,595
                                                                     ---------
 UNITED STATES - 34.3%
   ALLIED SIGNAL                                      11,600           508,225
   ARCHER - DANIELS - MIDLAND                         44,002           946,043
   BRISTOL - MYERS SQUIBB                              4,200           444,675
   CALENERGY *                                        28,500           929,813
   CBS CORPORATION                                    27,090           965,081
   COLGATE - PALMOLIVE                                 7,200           645,750
   COMMONWEALTH ENERGY SYSTEMS                        30,000         1,147,500
   DILLARD DEPARTMENT STORES, CL A                    13,600           498,100
   EASTMAN KODAK                                       8,300           599,156
   ELECTRONIC DATA SYSTEMS CORPORATION                15,000           645,000
   EQUIFAX                                            27,500         1,063,906
   FREEPORT MCMORAN COPPER & GOLD, CL A               44,136           786,173
   HS RESOURCES *                                     28,000           453,250
   IMC GLOBAL                                         19,019           684,684
   INTEL                                               8,100           654,581


See notes to financial statements.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                                       SCHEDULE OF INVESTMENTS
                                                                APRIL 30, 1998


                                                      SHARES           VALUE
                                                      ------        ----------

NORTH AMERICA - CONTINUED
 UNITED STATES - CONTINUED
   LOUISIANA PACIFIC                                  41,000        $  896,875
   MARSH & MCLENNAN                                   12,200         1,111,725
   MEDPARTNERS *                                      71,436           732,219
   MOLEX INCORPORATED                                 18,000           515,250
   PHILIP MORRIS                                       8,450           315,291
   REDWOOD TRUST INCORPORATED                         31,000           763,375
   SARA LEE CORPORATION                               13,200           786,225
   SCHLUMBERGER                                       12,000           994,500
   SEARS, ROEBUCK                                     18,500         1,097,281
   SOUTHERN COMPANY                                   29,000           768,500
   TEXACO                                              6,000           369,000
   TEXAS INSTRUMENTS INCORPORATED                      4,000           256,250
   TRANSOCEAN OFFSHORE                                16,000           894,000
   UNION PACIFIC                                      12,400           678,900
   UNION PACIFIC RESOURCES                            37,207           888,317
   WALT DISNEY                                         8,900         1,106,381
                                                                    ----------
   TOTAL UNITED STATES - (COST $17,951,005)                         23,146,026
                                                                    ----------
TOTAL NORTH AMERICA - (COST  $18,787,044)                           24,043,621
                                                                    ----------
TOTAL COMMON AND PREFERRED STOCKS, WARRANTS
  AND EXCHANGEABLE NOTES - (COST  $52,373,493) +                    66,182,672
                                                                    ----------

TOTAL INVESTMENTS - (COST  $52,373,493) - 98.1%                     66,182,672
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - 1.9%          1,310,474
                                                                    ----------
NET ASSETS - 100.0%                                              $  67,493,146
                                                                    ----------
                                                                    ----------


*    Non-income producing security.
Y    Reflected at par value and denominated in Japanese yen.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $198,080 or 0.3% of net assets.
(b)  Reflected at par value and denominated in U.S. dollars.
(c) Martin Currie Investment Management Ltd., which is affiliated to Martin Currie Inc., provides investment management services to the Taiwan American Fund. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
     Aerospace 1.3%, Apparel & Textiles 0.6%, Automobiles 1.6%, Banks 13.4%, Broadcasting 1.4%, Chemicals 2.5%, Commercial Services 0.4%, Computers 1.0%, Conglomerates 0.3%, Diversified 3.8%, Drugs & Health Care 6.5%, Electric Utilities 6.7%, Electrical Equipment 1.4%, Electronics 4.4%, Engineering 0.4%, Fertilizers 1.0%, Financial Services 4.0%, Food & Beverages 3.4%, Hotels & Restaurants 0.8%, Household Products 2.2%, Industrial Machinery 2.2%, Insurance 5.5%, Investment Companies 0.5%, Leisure Time 1.6%, Manufacturing 0.3%, Mining 1.2%, Miscellaneous 0.9%, Mutual Funds 0.5%, Oil & Gas 7.0%, Paper 2.7%, Petroleum Services 1.5%, Photography 1.8%, Publishing 0.5%, Railroads & Equipment 2.3%, Real Estate 0.9%, Retail Trade 4.8%, Steel 0.9%, Telecommunications 2.1%, Telecommunications Equipment 1.6%, Telecommunications Services 1.0%, Telephone 0.3%, Tobacco 0.5%, Transportation 0.4%.

ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.

See notes to financial statements.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                           STATEMENT OF ASSETS AND LIABILITIES
                                                                APRIL 30, 1998


ASSETS
 Investments in securities, at value
   (cost $52,373,493) (Note B)                                   $  66,182,672

 Cash                                                                  139,749

 Foreign currency, at value (cost $1,587,490)
   (Note B)                                                          1,587,850

 Receivable for investments sold                                     1,221,918

 Receivable for currency sold                                          745,843

 Dividend and interest receivable                                      201,285

 Foreign tax reclaims receivable                                        38,010

 Prepaid insurance expense                                               3,640

 Deferred organization expenses (Note B)                                 2,860
                                                                    ----------
   TOTAL ASSETS                                                     70,123,827
                                                                    ----------
LIABILITIES

 Payable for investments purchased                                   1,703,454

 Payable for currency purchased                                        747,094

 Payable for forward foreign currency contracts                         56,996

 Management fee payable (Note C)                                        97,910

 Administration fee payable (Note C)                                     4,570

 Trustees fees payable (Note C)                                          1,121

 Accrued expenses and other liabilities                                 19,536
                                                                    ----------
   TOTAL LIABILITIES                                                 2,630,681
                                                                    ----------
TOTAL NET ASSETS                                                 $  67,493,146
                                                                    ----------
                                                                    ----------
COMPOSITION OF NET ASSETS:

 Paid-in-capital                                                 $  50,589,340

 Undistributed net investment loss                                     (48,786)

 Accumulated net realized gain on investment
   and foreign currency transactions                                 3,207,232

 Net unrealized appreciation on investment
   and foreign currency transactions                                13,745,360
                                                                    ----------
TOTAL NET ASSETS                                                 $  67,493,146
                                                                    ----------
                                                                    ----------
NET ASSET VALUE PER SHARE
($67,493,146 / 4,842,313 shares of beneficial interest outstanding)   $  13.94
                                                                    ----------
                                                                    ----------


See notes to financial statements.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                                       STATEMENT OF OPERATIONS
                                                                APRIL 30, 1998


INVESTMENT INCOME

 Interest income                                                    $   70,658

 Dividend income                                                     1,203,277

 Foreign taxes withheld                                                (99,821)
                                                                    ----------
   TOTAL INVESTMENT INCOME                                           1,174,114
                                                                    ----------
EXPENSES

 Management fee (Note C)                                               433,593

 Custodian fee                                                         110,953

 Administration fee (Note C)                                            55,022

 Audit fee                                                              25,805

 Legal fees                                                              5,104

 Transfer agent fee                                                      6,218

 Trustees fees (Note C)                                                  2,172

 Amortization of deferred organization expenses                          2,548

 Miscellaneous expenses                                                 14,977

 Fees and expenses waived by the investment manager (Note C)           (33,589)
                                                                    ----------
 TOTAL EXPENSES                                                        622,803
                                                                    ----------
NET INVESTMENT INCOME                                                  551,311
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY

 Net realized gain on investments                                    7,816,627

 Net realized loss on foreign currency transactions                   (142,046)

 Net unrealized appreciation (depreciation) on:

   Investments                                                       4,544,959

   Foreign currency transactions                                       (59,857)
                                                                    ----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS           12,159,683
                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  12,710,994
                                                                    ----------
                                                                    ----------


See notes to financial statements.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                            STATEMENT OF CHANGES IN NET ASSETS


                                                                                YEAR                YEAR
                                                                                ENDED               ENDED
                                                                            APRIL 30, 1998      APRIL 30, 1997
                                                                            --------------      --------------

NET ASSETS at beginning of period                                           $  56,634,465       $  52,887,926
                                                                             -------------      -------------
INCREASE IN NET ASSETS FROM OPERATIONS:

 Net investment income                                                            551,311             472,075

 Net realized gain on investment transactions                                   7,816,627           1,072,718

 Net realized gain (loss) on foreign currency transactions                       (142,046)            475,540

 Net unrealized appreciation (depreciation) on:

   Investments                                                                   4,544,959          2,574,635

   Foreign currency transactions                                                   (59,857)            95,815
                                                                             -------------      -------------
 Net increase in net assets from operations                                     12,710,994          4,690,783
                                                                             -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                                            (612,874)        (1,000,298)

 In excess of net investment income                                                      0           (404,226)

 Net realized gains                                                             (5,000,735)          (645,365)
                                                                             -------------      -------------
 Total distributions                                                            (5,613,609)        (2,049,889)
                                                                             -------------      -------------
CAPITAL SHARE TRANSACTIONS:

 Reinvestment of dividends and distributions to shareholders                     3,761,296          1,355,645

 Cost of shares repurchased                                                              0           (251,875)

 Paid in capital from subscription and redemption fees                                   0              1,875
                                                                             -------------      -------------
 Total increase in net assets from capital share transactions                    3,761,296          1,105,645
                                                                             -------------      -------------
NET INCREASE IN NET ASSETS                                                      10,858,681          3,746,539
                                                                             -------------      -------------
NET ASSETS at end of period (includes undistributed net investment
income (loss) of ($48,786) and $153,352, respectively)                       $  67,493,146      $  56,634,465
                                                                             -------------      -------------
                                                                             -------------      -------------

OTHER INFORMATION:

CAPITAL SHARE TRANSACTIONS:

 Shares issued in reinvestment of distributions to shareholders                   301,697             111,576

 Less shares repurchased                                                                0             (20,511)
                                                                             -------------      -------------
 Net share transactions                                                           301,697              91,065
                                                                             -------------      -------------
                                                                             -------------      -------------

See notes to financial statements.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                                          FINANCIAL HIGHLIGHTS
                                        FOR A SHARE OUTSTANDING FOR THE PERIOD


                                                       YEAR                 YEAR                YEAR           JUNE 15, 1994*
                                                       ENDED                ENDED               ENDED             THROUGH
                                                   APRIL 30, 1998      APRIL 30, 1997      APRIL 30, 1996      APRIL 30, 1995
                                                   --------------      --------------      --------------      --------------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                $      12.470       $      11.890       $       9.990       $      10.000


Net investment income                                       0.091               0.141               0.279               0.079

Net realized and unrealized gain on investment
   and foreign currency transactions                        2.615               0.902               1.809               0.033
                                                    -------------       -------------       -------------       -------------
Total from investment operations                            2.706               1.043               2.088               0.112
                                                    -------------       -------------       -------------       -------------
Less distributions:

   Net investment income                                   (0.135)             (0.226)             (0.186)             (0.040)

   In excess of net investment income                       0.000              (0.091)             (0.017)              0.000

   Net realized gains                                      (1.101)             (0.146)              0.000              (0.082)
                                                    -------------       -------------       -------------       -------------
Total distributions                                        (1.236)             (0.463)             (0.203)             (0.122)
                                                    -------------       -------------       -------------       -------------
Paid in capital from subscription and
   redemption fees (Note B)                                 0.000               0.000               0.015               0.000
                                                    -------------       -------------       -------------       -------------

Net asset value, end of period                      $      13.940       $      12.470       $      11.890       $       9.990
                                                    -------------       -------------       -------------       -------------
                                                    -------------       -------------       -------------       -------------

TOTAL INVESTMENT RETURN (1)                                 22.88%               8.87%              21.17%               1.18%(2)
                                                    -------------       -------------       -------------       -------------
                                                    -------------       -------------       -------------       -------------

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period                           $  67,493,146       $  56,634,465       $  52,887,926       $  37,259,376
                                                    -------------       -------------       -------------       -------------
                                                    -------------       -------------       -------------       -------------
Operating expenses, net, to average
      net assets (Note C)                                    1.00%               1.00%               1.00%               1.00%(3)

Operating expenses, gross, to average
      net assets (Note C)                                    1.05%               1.10%               1.27%               1.25%(3)

Net investment income to average net assets                  0.89%               0.88%               1.40%               0.94%(3)

Portfolio turnover rate                                        60%                 40%                 38%                 44%

Per share amount of fees waived (Note C)            $       0.007       $       0.017       $       0.053       $       0.022

-------------------------------------------------------------------------------


*     Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
      Total return would have been lower had certain expenses not been waived.
(2)   Periods less than one year are not annualized.
(3)   Annualized.

See notes to financial statement.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                                 NOTES TO FINANCIAL STATEMENTS


NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers seven funds which have differing investment objectives and policies: Global Growth Fund, Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Emerging Americas Fund, Emerging Asia Fund and EMEA Fund, (the "Funds"). The MCBT Global Growth Fund (the "Fund") commenced investment operations on June 15, 1994. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                     NOTES TO FINANCIAL STATEMENTS (Continued)


FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund had the following open forward foreign currency contract at April 30, 1998:


                                                                                               UNREALIZED
                        DELIVERY DATE       LOCAL CURRENCY      FACE AMOUNT       VALUE       (DEPRECIATION)
                        -------------       --------------      -----------      ----------   --------------
   Japanese Yen (sell)   July 8, 1998        491,131,740         $3,690,500      $3,747,496     $(56,996)

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund have been deferred and are being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement either to receive cash in respect of all distributions or to receive cash with respect to distributions of income and to reinvest in shares of the Fund with respect to distributions of realized capital gains. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - There is a purchase premium for cash investments into the Fund of 0.75% of the amount invested and a redemption fee on cash redemptions of 0.75% of the amount redeemed. All purchase premiums and redemption fees are paid to and retained by the Fund and are recorded as paid-in-capital by the Fund. These fees are intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees may be waived by the Manager, however, if these brokerage and transaction costs are minimal or in other circumstances at the Manager's discretion. For the year ended April 30, 1998, there were no purchase premiums or redemption fees collected.

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                     NOTES TO FINANCIAL STATEMENTS (Continued)



INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax. On December 30, 1997, the Fund declared a long term capital gain distribution of $4,204,801, representing $0.926 per share. As of April 30, 1998, the Fund has elected for Federal income tax purposes to defer a $186,196 current year post October 31 currency loss as though the loss was incurred on the first day of the next fiscal year.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

NOTE C - AGREEMENTS AND FEES

The Fund has entered into a Management Contract with Martin Currie Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 0.70% of the Fund's average net assets.

The Investment Manager has voluntarily undertaken to reduce its fee until further notice to the extent necessary to limit the Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes, and extraordinary expenses) to 1.00% of the Fund's average net assets on an annualized basis. For the year ended April 30, 1998, the Investment Manager has waived $33,589 of its fees.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $20,000 ($10,000 per Trustee).

NOTE D - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended April 30, 1998 were $36,663,865 and $37,982,270, respectively.

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1998 were as follows:


   IDENTIFIED           GROSS UNREALIZED                    NET UNREALIZED
      COST       APPRECIATION      (DEPRECIATION)            APPRECIATION
   ----------    ------------      --------------           --------------
  $52,483,544     $16,506,138         $(2,807,010)             $13,699,128

                                                       MCBT GLOBAL GROWTH FUND

------------------------------------------------------------------------------
                                     NOTES TO FINANCIAL STATEMENTS (Continued)


NOTE E - PRINCIPAL SHAREHOLDERS

As of April 30, 1998 there were two shareholders who owned greater than 10% of the Fund's outstanding shares, representing 100% of the Fund.

NOTE F - CONCENTRATION OF RISK

The Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

NOTE F - SUBSEQUENT EVENT

On May 6, 1998, the Fund experienced significant redemptions of fund shares totaling $20,955,000.
-----------------------------------------------------------------------------

ADDITIONAL FEDERAL TAX INFORMATION - (UNAUDITED)

The Fund intends to make an election under Internal Revenue Code 853 to pass through foreign taxes paid by the Fund to its shareholders. During the year ended April 30, 1998, the total amount of foreign taxes that will be passed through to the shareholders and the foreign source income for information reporting purposes will be $97,629 (of the total $99,821 taxes withheld) and $909,981, respectively.

                         REPORT OF INDEPENDENT ACCOUNTANTS




To the Trustees and Shareholders of the
Martin Currie Business Trust - Global Growth Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Growth Fund (the "Fund") at April 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.
These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Boston, Massachusetts
June 16, 1998

                            MARTIN CURRIE BUSINESS TRUST



                                ____________________




                               TRUSTEES  AND OFFICERS


                    C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                              Simon D. Eccles, TRUSTEE
                           Patrick R. Wilmerding, TRUSTEE
                   Colin Winchester, VICE PRESIDENT AND TREASURER
                          J. Grant Wilson, VICE PRESIDENT
                           Julian M.C. Livingston, CLERK


                                * INTERESTED TRUSTEE

                                ____________________




                                 INVESTMENT MANAGER


                                Martin Currie, Inc.
                                   Saltire Court
                                 20 Castle Terrace
                                 Edinburgh EH1 2ES
                                      Scotland
                                011-44-131-229-5252


                                 Regulated by IMRO


                     Registered Investment Adviser with the SEC

                                ____________________




   The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.